UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT

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Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): June 19, 2014

Five Oaks Investment Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-35845	45-4966519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

540 Madison Avenue, 19th Floor New York, New York (Address of principal executive offices)		10022 (Zip Code)

(212) 257 5073
(Registrant’s telephone number, including area code)
___________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 19, 2014, Five Oaks Investment Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with JMP Securities LLC, as the representative of the several underwriters named on Schedule I to the Underwriting Agreement (the “Underwriters”), relating to the issuance and sale of 3,500,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), for estimated net proceeds, after giving effect to expected offering expenses, of $38,250,000. Pursuant to the Underwriting Agreement, the Company also granted the Underwriters an option for 30 days to purchase up to an additional 15%, or 525,000 shares, of Common Stock on the same terms and conditions. The closing of the offering is expected to occur on June 24, 2014.

The Common Stock will be issued pursuant to the Company’s registration statement on Form S-3 (File No. 333-195499), which was declared effective by the U.S. Securities and Exchange Commission on May 8, 2014.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Report”), and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption “Underwriting” contained in the Company’s Prospectus Supplement, dated June 18, 2014, which has been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which disclosure is hereby incorporated by reference.

In the ordinary course of business, the Underwriters or their respective affiliates have engaged and may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, the Company and its affiliates for which they have received or may receive customary fees and expenses.

Item 7.01 Regulation FD Disclosure.

On June 19, 2014, the Company issued a press release announcing the pricing of a public offering of Common Stock. A copy of the press release is furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Exhibits and Financial Statements.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 19, 2014, by and among Five Oaks Investment Corp, Oak Circle Capital Partners LLC and JMP Securities LLC, as representative of the several underwriters.

5.1	Opinion of Foley & Lardner LLP regarding legality of securities being registered (including consent of such firm).

8.1	Opinion of Kaye Scholer LLP regarding tax matters (including consent of such firm).

23.1	Consent of Foley & Lardner LLP (included in Ex. 5.1).

23.2	Consent of Kaye Scholer LLP (included in Ex. 8.1).

99.1	Press Release of Five Oaks Investment Corp., dated June 19, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Five Oaks Investment Corp.

June 19, 2014	By:	/s/ David Oston
David Oston Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 19, 2014, by and among Five Oaks Investment Corp, Oak Circle Capital Partners LLC and JMP Securities LLC, as representative of the several underwriters.

5.1	Opinion of Foley & Lardner LLP regarding legality of securities being registered (including consent of such firm).

8.1	Opinion of Kaye Scholer LLP regarding tax matters (including consent of such firm).

23.1	Consent of Foley & Lardner LLP (included in Ex. 5.1).

23.2	Consent of Kaye Scholer LLP (included in Ex. 8.1).

99.1	Press Release of Five Oaks Investment Corp., dated June 19, 2014.